Exhibit 10.61

THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT AND FIRST AMENDMENT TO THE WARRANTS

THIS THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT AND FIRST AMENDMENT TO THE WARRANTS (this “Amendment”), dated as of January 19, 2022, is made by and among ATHENEX, INC., a Delaware corporation (as applicable, the “Borrower” and “Issuer”), the Lenders and warrant holders party hereto and OAKTREE FUND ADMINISTRATION, LLC, as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

WHEREAS, the parties hereto are party to that certain Credit and Guaranty Agreement, dated as of June 19, 2020 (as amended by that certain First Amendment and Limited Waiver to Credit and Guaranty Agreement, dated as of June 3, 2021, that certain Second Amendment to Credit and Guaranty Agreement, dated December 14, 2021 and as further amended, restated or modified from time to time, the “Credit Agreement”) by and among the Borrower, the Guarantors party thereto from time to time, the Lenders party thereto from time to time, and the Administrative Agent; and

WHEREAS, the Issuer and each of the parties signatory hereto (the “Holders”) are party as applicable to the applicable warrants (Nos. 2-16) issued on June 19, 2020 and the applicable warrants (Nos. 17-19) issued on August 4, 2020 (collectively, the “Warrants”); and

WHEREAS, the Borrower and Issuer have requested that the Lenders, the Administrative Agent and Holders agree to make certain amendments to the Credit Agreement and Warrants, subject to the terms and conditions contained herein.

NOW, THEREFORE, for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows.

SECTION 1
Capitalized Terms. All capitalized terms used in this Amendment (including in the recitals hereof) and not otherwise defined herein shall have the meanings assigned to them in the Credit Agreement or Warrants, as applicable.
SECTION 2
Amendment to the Credit Agreement. Notwithstanding anything in the Credit Agreement or the other Loan Documents to the contrary, the Lenders and the Borrower hereby agree that on the Section 5 Effective Date, the Credit Agreement is hereby deemed amended as follows:
•
The Borrower may consummate on or prior to February 14, 2022 the sale of its interests and related assets in the facility at 3718 Lakeshore Drive East, Dunkirk, NY 14048 solely in accordance with the Purchase Agreement, by and between the Borrower and ImmunityBio, Inc., dated January 7, 2022 and in the form attached hereto in Exhibit A (without giving effect to any amendment, waiver, supplement or modification, the “Purchase Agreement” and such transaction pursuant to the Purchase Agreement, the “Dunkirk Transaction”);
•
Concurrently with the consummation of the Dunkirk Transaction, the Borrower shall make a mandatory prepayment in cash to the Administrative Agent for the benefit of the Lenders in an amount equal to 62.5% of the cash proceeds from the Dunkirk Transaction (which shall be determined conclusively by the Administrative Agent in good faith), plus accrued and unpaid interest in respect of the principal amount being repaid, plus a 7.00% fee on the principal amount so prepaid which fee which shall be allocated as follows 2.00% to Exit Fee and 5.00% to the Prepayment Fee (collectively, the “Mandatory Prepayment”);
•
Upon making the Mandatory Prepayment no additional Prepayment Fee shall be due solely on the such principal repaid in respect of the Mandatory Prepayment;

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•
Within 120 days of the consummation of the Dunkirk Transaction, the Company shall make an additional mandatory payment (which shall (i) be in addition to any payment of any kind required under the Credit Agreement or the Loan Documents and shall not be offset against any other payments required under the Credit Agreement and (ii) not be made from any proceeds from any Asset Sale of or relating to all or part of Tirbanibulin (including any royalty interest therein)) of $12,500,000 of principal, plus accrued and unpaid interest in respect of the principal amount being repaid, plus Exit Fee plus Prepayment Fee plus any other amounts due and owing under the Credit Agreement in respect of a voluntary prepayment of principal (the “Additional Prepayment”), which total amount shall be conclusively determined by the Agent;
•
The Applicable Commitments in respect of the Tranche C Term Loans and the Tranche E Term Loans shall be reduced to zero and cancelled; and
•
Schedule 3 to the Credit Agreement shall be amended and restated in the form attached hereto as Exhibit B.
SECTION 3
Amendment to the Warrants. The Issuer and Holders hereby agree that on the date hereof, each of the Warrants is hereby amended and restated so that Section 3 of each Warrant shall read as follows:

“Section 3. Exercise Price. The exercise price per share of Voting Common Stock for which each Underlying Share may be purchased pursuant to this Warrant shall be (x) $12.63 in respect of 50% of Underlying Shares that may be purchased pursuant to this Warrant and (y) the lesser of (1) $12.63 and (2) 30-day trailing VWAP (as conclusively determined in good faith by the Holder) (i) if the Dunkirk Transaction (as defined in the Third Amendment to the Credit and Guaranty Agreement and First Amendment to the Warrants) is consummated on or prior to February 14, 2022, at the time of the consummation of the Dunkirk Transaction or (ii) if the Dunkirk Transaction is not consummated on or prior to February 14, 2022, as of January 14, 2022, in each case, in respect of 50% of Underlying Shares that may be purchased pursuant to this Warrant, in each case, subject to adjustment pursuant to Section 7 hereof (the “Exercise Price”).”

This Section 3 shall be effective from the date hereof in consideration for entering into this Amendment regardless of whether the Section 5 Effective Date occurs.

SECTION 4
Amendment Fee. The Borrower agrees to pay to the Administrative Agent for the account of each Lender on the Section 5 Effective Date which has executed and delivered a counterpart to this Third Amendment, an amendment fee in the aggregate equal to $275,000 which shall be distributed pro rata to the Lenders in accordance with the Credit Agreement (the “Amendment Fee”).
SECTION 5
Effectiveness. Section 2 to this Amendment shall become effective only upon the satisfaction or waiver by the Lenders of the following conditions precedent on or prior to February 14, 2022 (the date of such satisfaction or waiver of the following conditions being referred herein as the “Section 5 Effective Date”):
(a)
Each of the Borrower, Issuer, Holders and the Lenders shall have executed this Amendment and the Administrative Agent shall have received a fully executed copy of this Amendment.
(b)
The representations and warranties of the Borrower and Issuer set out in Section 4 below shall be true and correct on and as of the Section 5 Effective Date, except for any representation or warranty expressly stated to be made as of a specific date, in which case such representation or warranty shall be true and correct as of such specific date.
(c)
The Borrower shall have paid to the Administrative Agent the Amendment Fee.
(d)
The Administrative Agent, the Lenders and Holders shall have received on or prior to the Effective Date reimbursement or payment of all documented costs, fees and expenses incurred by the Administrative Agent, the Lenders and Holders (including the legal fees and out-of-pocket expenses of Sullivan & Cromwell LLP).

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(e)
The Borrower shall have made the Mandatory Prepayment to the Administrative Agent concurrently with the consummation of the Dunkirk Transaction.
SECTION 6
Representations and Warranties.

The Borrower and Issuer represent and warrant as of the date hereof and on the Section 5 Effective Date that:

(a)
Power and Authority. The Borrower and Issuer has full power, authority and legal right to enter into and perform its obligations under this Amendment and the other Loan Documents to which it is a party.
(b)
Authorization; Enforceability. The execution of this Amendment and performance hereunder are within the Borrower’s and Issuer’s corporate or other organizational powers and have been duly authorized by all necessary corporate or other organizational action including, if required, approval by all necessary holders of Equity Interests. This Amendment has been duly executed and delivered by the Borrower and Issuer and constitutes a legal, valid and binding obligation of the Borrower and Issuer, enforceable against the Borrower and Issuer in accordance with its terms, except as such enforceability may be limited by (i) bankruptcy, insolvency, reorganization, moratorium or similar laws of general applicability affecting the enforcement of creditors’ rights and (ii) the application of general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).
(c)
Governmental and Other Approvals; No Conflicts. None of the execution, delivery and performance by the Borrower and Issuer of the Amendment (i) requires any Governmental Approval of, registration or filing with, or any other action by, any Governmental Authority or any other Person, except for such as have been obtained or made and are in full force and effect, (ii) will violate (1) any Law, (2) any Organic Document of the Borrower or (3) any order of any Governmental Authority, that in the case of clause (ii)(1) or clause (ii)(3), individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect, (iii) will violate or result in a default under any Material Agreement binding upon the Borrower or Issuer that, individually or in the aggregate, could reasonably be expected to result in a Material Adverse Effect or (iv) will result in the creation or imposition of any Lien (other than Permitted Liens) on any asset of any Obligor or any of its Subsidiaries.
(d)
Representations and Warranties. The representations and warranties contained in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (or, in the case of any representation or warranty that is qualified by materiality, in all respects) on and as of the date hereof to the same extent as though made on and as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case such representations and warranties are true and correct in all material respects (or, in the case of any representation or warranty that is qualified by materiality, in all respects) on and as of such earlier date.
(e)
No Default or Event of Default. No event has occurred and is continuing or would result after giving effect to this Amendment that would constitute an Event of Default or a Default.
SECTION 7
Miscellaneous.
(a)
References Within Loan Documents. Each reference in the (i) Credit Agreement on and after the Section 5 Effective Date to “this Agreement” and the words “hereof,” “herein,” “hereunder,” or words of like import, shall mean and be a reference to the Credit Agreement as amended by Section 2 of this Amendment, and (ii) the applicable Warrant on or after the date hereof shall mean and be a reference to the Warrant as amended by Section 3 of this Amendment.
(b)
Binding Effect. This Amendment binds and is for the benefit of the successors and permitted assigns of each party.
(c)
No Waiver. Except as specifically modified above, (i) the Credit Agreement, all other Loan Documents and the Warrants shall remain in full force and effect, and are hereby ratified and confirmed and (ii) the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent, the Lenders or Holders nor constitute a waiver of any provision of the Credit Agreement or any

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of the Loan Documents or the Warrants. None of the Administrative Agent or any Lender or any Holder is under any obligation to enter into this Amendment. The entering into this Amendment by such parties shall not be deemed to limit or hinder any rights of any such party under the Loan Documents or Warrant, nor, except as provided in Sections 2 or 3 hereof, as applicable, shall it be deemed to create or infer a course of dealing between any such party, on the one hand, and the Borrower or Issuer, on the other hand, with regard to any provision of the Loan Documents or Warrant.
(d)
Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK.
(e)
Severability of Provisions. Each provision of this Amendment is severable from every other provision in determining the enforceability of any provision.
(f)
Counterparts. This Amendment may be executed in any number of counterparts and by different parties on separate counterparts, each of which, when executed and delivered, is an original, and all taken together, constitute one Amendment. Delivery of an executed counterpart of a signature page of this Amendment by facsimile, portable document format (.pdf) or other electronic transmission will be as effective as delivery of a manually executed counterpart hereof.
(g)
Loan Documents. This Amendment and the documents related thereto shall constitute Loan Documents.
(h)
Warrants. The Borrower shall within three business days of the request by any Holder issue new warrants to such Holder reflecting the amendment to the Warrants above or at the option of the Holder inserting the new exercise price in clause (y) as determined in accordance with this Amendment.
(i)
Expenses. Whether or not the Section 5 Effective Date occurs and in accordance with Section 14.03 of the Credit Agreement and the Warrant, the Administrative Agent, the Lenders and Holders be reimbursed for all documented costs, fees and expenses incurred by the Administrative Agent, the Lenders and Holders (including the legal fees and out-of-pocket expenses of Sullivan & Cromwell LLP).
(j)
Electronic Execution of Certain Other Documents. The words “execution,” “execute”, “signed,” “signature,” and words of like import in or related to any document to be signed in connection with this Amendment and the transactions contemplated hereby (including without limitation assignments, assumptions, amendments, waivers and consents) shall be deemed to include electronic signatures, the electronic matching of assignment terms and contract formations on electronic platforms approved by the Administrative Agent, or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature or the use of a paper-based recordkeeping system, as the case may be, to the extent and as provided for in any applicable law, including the Federal Electronic Signatures in Global and National Commerce Act, the New York State Electronic Signatures and Records Act, or any other similar state laws based on the Uniform Electronic Transactions Act.

[Balance of Page Intentionally Left Blank; Signature Pages Follow]

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IN WITNESS WHEREOF, the parties hereto have duly executed this Amendment, as of the date first above written.

BORROWER AND ISSUER: ATHENEX, INC.,
a Delaware corporation

By: /s/ Johnson Lau
Name: Johnson Lau
Title: Chief Executive Officer & Board Chairman

[Signature Page to Third Amendment to Credit Agreement]

ADMINISTRATIVE AGENT:

OAKTREE FUND ADMINISTRATION, LLC

By:	Oaktree Capital Management, L.P.
Its:	Managing Member

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Maria Attaar
	Name:	Maria Attaar
	Title:	Vice President

[Signature Page to Third Amendment to Credit Agreement]

LENDERS AND WARRANT HOLDERS:

OAKTREE-TCDRS STRATEGIC CREDIT, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Maria Attaar
	Name:	Maria Attaar
	Title:	Vice President

[Signature Page to Third Amendment to Credit Agreement]

EXELON STRATEGIC CREDIT HOLDINGS, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Maria Attaar
	Name:	Maria Attaar
	Title:	Vice President

[Signature Page to Third Amendment to Credit Agreement]

OAKTREE-NGP STRATEGIC CREDIT, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Maria Attaar
	Name:	Maria Attaar
	Title:	Vice President

[Signature Page to Third Amendment to Credit Agreement]

OAKTREE-MINN STRATEGIC CREDIT LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Maria Attaar
	Name:	Maria Attaar
	Title:	Vice President

[Signature Page to Third Amendment to Credit Agreement]

OAKTREE-FORREST MULTI-STRATEGY LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Maria Attaar
	Name:	Maria Attaar
	Title:	Vice President

[Signature Page to Third Amendment to Credit Agreement]

OAKTREE-TBMR STRATEGIC CREDIT FUND C, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Maria Attaar
	Name:	Maria Attaar
	Title:	Vice President

[Signature Page to Third Amendment to Credit Agreement]

OAKTREE-TBMR STRATEGIC CREDIT FUND F, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Maria Attaar
	Name:	Maria Attaar
	Title:	Vice President

[Signature Page to Third Amendment to Credit Agreement]

OAKTREE-TBMR STRATEGIC CREDIT FUND G, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Maria Attaar
	Name:	Maria Attaar
	Title:	Vice President

[Signature Page to Third Amendment to Credit Agreement]

OAKTREE-TSE 16 STRATEGIC CREDIT, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Maria Attaar
	Name:	Maria Attaar
	Title:	Vice President

[Signature Page to Third Amendment to Credit Agreement]

INPRS STRATEGIC CREDIT HOLDINGS, LLC

By:	Oaktree Capital Management, L.P.
Its:	Manager

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Vice President

By:	/s/ Maria Attaar
	Name:	Maria Attaar
	Title:	Vice President

[Signature Page to Third Amendment to Credit Agreement]

OAKTREE HUNTINGTON-GCF INVESTMENT FUND, L.P.

By:	Oaktree Huntington-GCF Investment Fund GP, L.P.
Its:	General Partner

By:	Oaktree Huntingon-GCF Investment Fund GP, LLC
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Authorized Signatory

By:	/s/ Maria Attaar
	Name:	Maria Attaar
	Title:	Authorized Signatory

[Signature Page to Third Amendment to Credit Agreement]

OAKTREE STRATEGIC INCOME II, INC.

By:	Oaktree Fund Advisors, LLC
Its:	Investment Advisor

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Authorized Signatory

By:	/s/ Maria Attaar
	Name:	Maria Attaar
	Title:	Authorized Signatory

[Signature Page to Third Amendment to Credit Agreement]

OAKTREE SPECIALTY LENDING CORPORATION

By:	Oaktree Fund Advisors, LLC
Its:	Investment Adviser

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Authorized Signatory

By:	/s/ Maria Attaar
	Name:	Maria Attaar
	Title:	Authorized Signatory

[Signature Page to Third Amendment to Credit Agreement]

OAKTREE STRATEGIC INCOME CORPORATION

By:	Oaktree Fund Advisors, LLC
Its:	Investment Adviser

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Authorized Signatory

By:	/s/ Maria Attaar
	Name:	Maria Attaar
	Title:	Authorized Signatory

[Signature Page to Third Amendment to Credit Agreement]

OAKTREE GILEAD INVESTMENT FUND, L.P.

By:	Oaktree Gilead Investment Fund GP, L.P.
Its:	General Partner

By:	Oaktree Fund GP, LLC
Its:	General Partner

By:	Oaktree Fund GP I, L.P.
Its:	Managing Member

By:	/s/ Jessica Dombroff
	Name:	Jessica Dombroff
	Title:	Authorized Signatory

By:	/s/ Maria Attaar
	Name:	Maria Attaar
	Title:	Authorized Signatory

[Signature Page to Third Amendment to Credit Agreement]

SAGARD HEALTHCARE ROYALTY PARTNERS, LP, acting through its general partner, SAGARD HEALTHCARE ROYALTY PARTNERS GP LLC
By:	/s/ Jason Sneah
Name: Jason Sneah Title: Director

By:	/s/ Colin Nestor
Name: Colin Nestor Title: Director

OPB SHRP CO-INVEST CREDIT LIMITED
By:	/s/ Jennifer Hartviksen
Name: Jennifer Hartviksen Title: Managing Director, Global Credit

By:
Name: Title:

[Signature Page to Third Amendment to Credit Agreement]

SIMCOE SHRP CO-INVEST CREDIT LTD.
By:	/s/ Jennifer Hartviksen
Name: Jennifer Hartviksen Title: Managing Director, Global Credit

By:
Name: Title:

[Signature Page to Third Amendment to Credit Agreement]

Annex A

Dunkirk Sale Agreement

Annex B

Amended and Restated Schedule 3 to the Credit Agreement